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                                   EXHIBIT 3.6


                                          I HEREBY CERTIFY THAT THIS IS A COPY
                                          OF A DOCUMENT FILED WITH THE
                                          REGISTRAR 0F COMPANIES
                                               0CT 15 1993
                                          ------------------------------------
                                              (illegible)
                                          ------------------------------------
                                          FOR REGISTRAR OF COMPANIES
                                          FOR THE PROVINCE OF BRITISH COLUMBIA

                                     FORM 21

                                  (SECTION 371)

                          PROVINCE OF BRITISH COLUMBIA

                                   COMPANY ACT

                                         Certificate of Incorporation No. 330743

                               SPECIAL RESOLUTI0N

                        --------------------------------

     The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: EAST COAST EXPLORATIONS LTD.

Date resolutions passed: September 29, 1993

RESOLUTION:

     "RESOLVED, AS A SPECIAL RESOLUTION THAT:

1. The name of the Company be changed from "EAST COAST EXPLORATIONS LTD." to "SUMMO MINERALS CORPORATION".

2.   Item 1 of the Memorandum of the Company be changed to read:

            The name of the Company is "Summo Minerals Corporation".

3. The Memorandum as altered by these resolutions be in the form attached hereto as Schedule "A", so that the Memorandum as altered shall at the time of filing comply with the Company Act."

CERTIFIED a true copy this 4th day of October, 1993.

                                                    ---------------------------
                                                            (signature)




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                                  SCHEDULE "A"

                                   MEMORANDUM

                       (As altered by special resolutions
                     dated the 29th day of September, 1993)

                                       of

                           SUMMO MINERALS CORPORATION


1.   The name of the Company is "SUMMO MINERALS CORPORATION".

2.   The authorized capital of the Company consists of Twenty
     Million (20,000,000) Common shares without par value.